SALES AND OPERATING REVENUE	12 Months Ended
Dec. 31, 2021
Revenue [abstract]
SALES AND OPERATING REVENUE

16.  SALES AND OPERATING REVENUE

The following table presents GFL’s revenue disaggregated by service type for the periods indicated.

	December 31, 2021	December 31, 2020(1)
Residential	$1,243.9	$1,067.8
Commercial/industrial	1,869.7	1,350.1
Total collection	3,113.6	2,417.9
Landfill	677.4	348.4
Transfer	590.2	426.7
Material Recovery	358.8	263.3
Other	258.1	222.0
Solid waste	4,998.1	3,678.3
Infrastructure and soil remediation	529.5	538.2
Liquid waste	679.7	457.3
Intercompany revenue	(681.8)	(477.6)
Revenue	$5,525.5	$4,196.2

(1)

Includes reclassification to decrease Other revenue by $4.6 million and increase Infrastructure and soil remediation revenue by $3.1 million and Liquid waste revenue by $1.5 million. There was no change in total revenue. Refer to Note 2 for additional details.